SUMMARY PROSPECTUS OF

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MUTUAL OF AMERICA INVESTMENT CORPORATION
COMPOSITE FUND

MAY 1, 2010

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www.mutualofamerica.com/prospectus. You can also get this information at no cost by calling 1-800-876-4908, by sending an e-mail request to mutualofamerica@merrillcorp.com or by asking any financial advisor, bank or broker-dealer who offers shares of the Fund. The Fund's current statutory prospectus and statement of additional information, both dated May 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective. The Fund seeks capital appreciation and current income by investing in a diversified portfolio of common stocks, debt securities and money market instruments.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold Fund shares. The expenses shown do not include Separate Account expenses which would increase costs if included.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.58%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. The expenses shown do not include Separate Account expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

1 Year	3 Years	5 Years	10 Years
$59	$187	$328	$748

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the Fund's most recently completed fiscal year, the Fund's portfolio turnover rate was 31.73% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests a portion of its assets in equity and in fixed income securities, where the portion in each category of securities will vary based on Mutual of America Capital Management Corporation's (the "Adviser") view of current economic and market conditions.

•  The equity portion of the Fund is invested in stocks in the S&P 500® Index, as selected by the large cap equity subadviser of the Adviser.

•  The fixed income portion of the Fund is invested primarily in investment-grade debt securities issued by U.S. corporations or by the U.S. Government or its agencies, including mortgage-backed securities, as managed by the fixed income and mortgage-backed securities subadvisers of the Adviser.

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE, NEW YORK, NY 10022-6839

www.mutualofamerica.com

Principal Investment Risks. An investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.

•  General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.

•  Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. The prices of equity securities of smaller companies may fluctuate more than for more established companies. The equity securities of smaller companies may not be traded as often as for larger companies, therefore it may be difficult to trade securities at a desirable price. Investments in companies with small market capitalizations generally offer greater opportunities for appreciation, but are associated with more risks than for established companies.

•  Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

•  Index risk: The Fund's investment performance may not precisely duplicate the performance of the index. The Fund may rebalance the portfolio to account for changes in the composition of the index or in the valuations of the stocks within the index.

•  Large Cap risk: Larger, more established companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies.

•  Mid-Cap risk: Mid-cap stocks experience more market risk and sharper price fluctuations than for large-cap stocks due to the fact that the earnings of mid-size companies tend to be less predictable and the stocks are traded less frequently. At times it may be difficult for a Fund to sell mid-cap stocks at a price equal to their value.

•  Mortgage risk: The duration of mortgage-related securities tends to be inversely related to changes in interest rates. As interest rates rise, the duration of mortgage-related securities extends (referred to as "extension risk") and as interest rates fall, mortgage-related securities are prepaid at a faster rate (referred to as "pre-payment risk"). Because of interest rate changes, it is not possible to predict the realized yield or average life of a mortgage-backed security. Mortgage-backed securities issued by private corporations generally have more credit risk than securities issued by U.S. Government agencies.

•  Stock risk: The value of your investment will go up or down, depending on movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities. It may be more difficult for the Fund to sell a small capitalization stock or any stock that trades "over-the-counter", than a larger capitalization stock or stocks that trade on a national or regional stock exchange.

•  Fixed Income risk: The value of your investment will go up or down depending on movements in the bond markets. The Fund's investment results may differ from the results of a comparable bond market and from the results of other funds that invest in the same types of securities or particular debt securities. Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates fall or rise, respectively. The prices of debt securities may be subject to significant volatility. Fixed income securities have an inverse relationship to interest rates, such that as interest rates rise, bond values decrease. During economic uncertainty, the value of corporate debt securities may decline relative to the value of U.S. government debt securities. Debt obligations are subject to the risk that issuers may not be able to pay off the principal and interest when due.

•  Foreign Investment risk: Foreign markets are subject to the risk of change in currency or exchange rates, economic and political trends in foreign countries, less liquidity, more volatility, more difficulty in enforcing contractual obligations, higher transaction costs and less government supervision and other reporting regulations and requirements than domestic markets.

Performance/Annual Return. The bar chart and table below show the annual return and average annual returns of the Fund.

Below the bar chart are the Fund's highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Fund's total returns. The numbers in parentheses are negative, representing a loss of principal.

The information indicates some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one, five, and ten years compare to those of a broad-based, unmanaged index for those periods. A fund's past performance does not necessarily indicate how it will perform in the future.

The total returns and average annual total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown. Updated performance information is available at no cost online at http://www.mutualofamerica.com or by calling 1-800-468-3785.

The information in the average annual total returns table shows how the Fund's performance compares with the returns of three indices with similar investment objectives:

(1)  The S&P 500® and S&P 500® Index refer to the Standard & Poor's 500 Composite Stock Price Index, a market value-weighted index of the common stock prices of companies included in the S&P 500®.

(2)  The Barclays Capital U.S. Aggregate Index represents U.S, fixed rate, investment grade securities, with index components for U.S. government, corporate, mortgage-backed and asset-backed securities. Each bond included in the index must have at least one year to final maturity regardless of call features and a rating of "Baa" or higher (investment grade) by a nationally recognized statistical rating agency.

(3)  The Citigroup 3-Month Treasury Bill Index is comprised of equal dollar amounts of 3-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

Best and Worst Performing Quarters

	Quarter/Year	Total Return
Best	Fourth quarter 1999	13.29%
Worst	Fourth quarter 2008	(13.34)%

Average Annual Total Returns (for periods ended December 31, 2009)

Fund/Comparative Index(es)	Past One Year	Past Five Years	Past Ten Years
Composite Fund (commenced operations on January 1, 1985)	18.45%	1.84%	1.21%
S&P 500® Index	26.46%	0.41%	(0.95)%
Barclay's Capital Aggregate Bond Index	5.93%	4.97%	6.33%
Citigroup 3 month Treasury Bill Index (Indices reflect no deduction of any charges against the assets)	0.16%	2.88%	2.83%

Investment Adviser. Mutual of America Capital Management Corporation (the "Adviser") is the investment adviser for the Fund.

Portfolio Managers. The fixed income portion of the Fund has been managed by Andrew L. Heiskell, Executive Vice President of the Adviser, since 1993. The mortgage backed segment of the Fund has been managed by Gary P. Wetterau, Executive Vice President of the Adviser, since 1995. The large cap equity portion of the Fund has been managed by Thomas J. Dillman, Executive Vice President of the Adviser, since 2003.

Purchase and Sale of Fund Shares. There is no minimum initial or subsequent investment purchase requirement. The Fund shares may be redeemed or exchanged on any business day either by calling 1-800-468-3785, or by written request to a shareholder's Mutual of America Regional Office, which can be found on www.mutualofamerica.com or by calling 1-800-914-8716.

Tax Information. The Funds sell their shares to the Separate Accounts and do not offer them for sale to the general public. Since the only shareholders of the Funds are the Separate Accounts and each investor receives a Separate Account prospectus, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchases of the Separate Accounts, see the Separate Account prospectus.

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